American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	September 30
ASSETS	2016	2015

Cash and due from banks	$ 37,679	$ 19,280
Interest-bearing deposits in other banks	35,138	46,637
Federal funds sold	—	—

Securities available for sale, at fair value	351,439	358,306
Restricted stock, at cost	6,006	5,308
Loans held for sale	4,776	2,998

Loans	1,083,201	980,984
Less allowance for loan losses	(12,757)	(12,611)
Net Loans	1,070,444	968,373

Premises and equipment, net	22,846	23,854
Other real estate owned, net	1,145	1,333
Goodwill	43,872	44,333
Core deposit intangibles, net	1,894	2,983
Bank owned life insurance	17,998	17,491
Accrued interest receivable and other assets	22,297	21,541

Total assets	$ 1,615,534	$ 1,512,437

Liabilities
Demand deposits -- noninterest-bearing	$ 339,797	$ 305,110
Demand deposits -- interest-bearing	196,696	220,562
Money market deposits	255,748	191,534
Savings deposits	119,476	108,992
Time deposits	394,291	400,323
Total deposits	1,306,008	1,226,521

Short-term borrowings:
Customer repurchase agreements	44,090	43,579
Other short-term borrowings	15,000	—
Long-term borrowings	9,974	9,952
Junior subordinated debt	27,698	27,597
Accrued interest payable and other liabilities	9,051	8,337
Total liabilities	1,411,821	1,315,986

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,610,741 shares outstanding at September 30, 2016 and
8,630,329 shares outstanding at September 30, 2015	8,573	8,611
Capital in excess of par value	74,839	75,524
Retained earnings	117,543	109,030
Accumulated other comprehensive income, net	2,758	3,286
Total shareholders' equity	203,713	196,451

Total liabilities and shareholders' equity	$ 1,615,534	$ 1,512,437

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2016	2015	2016	2015
Interest and Dividend Income:
Interest and fees on loans	$ 12,032	$ 11,474	$ 35,789	$ 35,011
Interest on federal funds sold	—	1	—	6
Interest and dividends on securities:
Taxable	1,112	1,052	3,346	3,021
Tax-exempt	767	899	2,407	2,799
Dividends	74	91	258	258
Other interest income	78	25	203	123
Total interest and dividend income	14,063	13,542	42,003	41,218

Interest Expense:
Interest on deposits	1,291	1,205	3,902	3,583
Interest on short-term borrowings	4	2	6	7
Interest on long-term borrowings	81	82	243	243
Interest on junior subordinated debt	223	192	644	564
Total interest expense	1,599	1,481	4,795	4,397

Net Interest Income	12,464	12,061	37,208	36,821
Provision for loan losses	100	—	200	700

Net Interest Income After Provision
for Loan Losses	12,364	12,061	37,008	36,121

Noninterest Income:
Trust fees	938	1,006	2,829	2,963
Service charges on deposit accounts	514	521	1,520	1,543
Other fees and commissions	663	592	1,991	1,787
Mortgage banking income	512	376	1,169	987
Securities gains, net	73	6	662	553
Brokerage fees	209	255	636	681
Income from Small Business Investment Companies	—	99	238	427
Other	211	200	739	528
Total noninterest income	3,120	3,055	9,784	9,469

Noninterest Expense:
Salaries	4,626	4,179	12,872	12,634
Employee benefits	1,034	1,029	3,203	3,215
Occupancy and equipment	1,004	1,094	3,162	3,290
FDIC assessment	138	185	519	565
Bank franchise tax	257	220	769	675
Core deposit intangible amortization	213	300	789	901
Data processing	437	366	1,340	1,311
Software	301	290	872	850
Other real estate owned, net	105	(126)	314	60
Organizational expenses	23	—	23	—
Merger related expenses	—	87	—	1,948

Other	1,729	1,764	5,578	5,628
Total noninterest expense	9,867	9,388	29,441	31,077

Income Before Income Taxes	5,617	5,728	17,351	14,513
Income Taxes	1,654	1,691	5,172	4,081
Net Income	$ 3,963	$ 4,037	$ 12,179	$ 10,432

Net Income Per Common Share:
Basic	$ 0.46	$ 0.47	$ 1.41	$ 1.20
Diluted	$ 0.45	$ 0.47	$ 1.41	$ 1.20
Weighted Average Common Shares Outstanding:
Basic	8,702,919	8,668,618	8,641,862	8,698,394
Diluted	8,712,931	8,676,571	8,650,148	8,706,870

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2016	2016	2015	2016	2015
EARNINGS
Interest income	$ 14,063	$ 13,769	$ 13,542	$ 42,003	$ 41,218
Interest expense	1,599	1,609	1,481	4,795	4,397
Net interest income	12,464	12,160	12,061	37,208	36,821
Provision for loan losses	100	50	—	200	700
Noninterest income	3,120	3,367	3,055	9,784	9,469
Noninterest expense	9,867	9,656	9,388	29,441	31,077
Income taxes	1,654	1,733	1,691	5,172	4,081
Net income	3,963	4,088	4,037	12,179	10,432

PER COMMON SHARE
Income per share - basic	$ 0.46	$ 0.47	$ 0.47	$ 1.41	$ 1.20
Income per share - diluted	0.45	0.47	0.47	1.41	1.20
Cash dividends paid	0.24	0.24	0.23	0.72	0.69
Book value per share	23.66	23.54	22.81	23.66	22.81
Book value per share - tangible (a)	18.34	18.20	17.32	18.34	17.32
Closing market price	27.95	25.18	23.45	27.95	23.45

FINANCIAL RATIOS
Return on average assets	0.99%	1.03%	1.07%	1.03%	0.91%
Return on average equity	7.79	8.11	8.25	8.06	7.09
Return on average tangible equity (b)	10.41	10.99	11.42	10.89	9.90
Average equity to average assets	12.67	12.67	12.95	12.73	12.90
Tangible equity to tangible assets (a)	10.06	10.07	10.18	10.06	10.18
Net interest margin, taxable equivalent	3.50	3.45	3.64	3.54	3.69
Efficiency ratio (c)	61.25	60.91	61.25	61.18	66.00
Effective tax rate	29.45	29.77	29.52	29.81	28.12

PERIOD-END BALANCES
Securities	$ 357,445	$ 368,162	$ 363,614	$ 357,445	$ 363,614
Loans held for sale	4,776	4,692	2,998	4,776	2,998
Loans, net of unearned income	1,083,201	1,057,959	980,984	1,083,201	980,984
Goodwill and other intangibles	45,766	45,979	47,316	45,766	47,316
Assets	1,615,534	1,601,651	1,512,437	1,615,534	1,512,437
Assets - tangible (a)	1,569,768	1,555,672	1,465,121	1,569,768	1,465,121
Deposits	1,306,008	1,298,385	1,226,521	1,306,008	1,226,521
Customer repurchase agreements	44,090	53,369	43,579	44,090	43,579
Other short-term borrowings	15,000	—	—	15,000	—
Long-term borrowings	37,672	37,642	37,549	37,672	37,549
Shareholders' equity	203,713	202,704	196,451	203,713	196,451
Shareholders' equity - tangible (a)	157,947	156,725	149,135	157,947	149,135

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2016	2016	2015	2016	2015
AVERAGE BALANCES
Securities	$ 354,780	$ 361,064	$ 357,427	$ 354,287	$ 350,831
Loans held for sale	3,761	2,087	2,873	2,638	2,223
Loans, net of unearned income	1,064,606	1,047,993	982,212	1,043,177	969,826
Interest-earning assets	1,477,208	1,464,692	1,380,576	1,455,556	1,386,714
Goodwill and other intangibles	45,872	46,150	47,446	46,153	47,703
Assets	1,605,387	1,592,261	1,511,464	1,583,006	1,520,235
Assets - tangible (a)	1,559,515	1,546,111	1,464,018	1,536,853	1,472,532
Interest-bearing deposits	973,431	972,385	923,840	965,391	935,893
Deposits	1,301,874	1,295,520	1,223,328	1,286,034	1,227,005
Customer repurchase agreements	50,013	47,607	45,444	47,353	49,985
Other short-term borrowings	1,521	—	57	512	19
Long-term borrowings	37,655	37,624	37,531	37,624	37,500
Shareholders' equity	203,451	201,685	195,660	201,560	196,135
Shareholders' equity - tangible (a)	157,579	155,535	148,214	155,407	148,432

CAPITAL
Weighted average shares outstanding - basic	8,702,919	8,610,156	8,668,618	8,641,862	8,698,394
Weighted average shares outstanding - diluted	8,712,931	8,619,833	8,676,571	8,650,148	8,706,870

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$ 12,674	$ 12,675	$ 12,793	$ 12,601	$ 12,427
Provision for loan losses	100	50	—	200	700
Charge-offs	(86)	(119)	(253)	(245)	(883)
Recoveries	69	68	71	201	367
Ending balance	$ 12,757	$ 12,674	$ 12,611	$ 12,757	$ 12,611

LOANS
Construction and land development	$ 91,688	$ 89,451	$ 68,692	$ 91,688	$ 68,692
Commercial real estate	454,797	438,164	424,404	454,797	424,404
Residential real estate	218,632	216,857	219,415	218,632	219,415
Home equity	108,617	107,007	98,249	108,617	98,249
Commercial and industrial	204,184	201,381	164,025	204,184	164,025
Consumer	5,283	5,099	6,199	5,283	6,199
Total	$1,083,201	$1,057,959	$ 980,984	$1,083,201	$ 980,984

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	—	—	—	—	—
Nonaccrual	3,846	3,412	5,360	3,846	5,360
Other real estate owned	1,145	1,289	1,333	1,145	1,333
Nonperforming assets	$ 4,991	$ 4,701	$ 6,693	$ 4,991	$ 6,693

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2016	2016	2015	2016	2015
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.18%	1.20%	1.29%	1.18%	1.29%
Allowance for loan losses to
nonperforming loans	331.70	371.45	235.28	331.70	235.28
Nonperforming assets to total assets	0.31	0.29	0.44	0.31	0.44
Nonperforming loans to total loans	0.36	0.32	0.55	0.36	0.55
Annualized net charge-offs (recoveries)
to average loans	0.01	0.02	0.07	0.01	0.07

OTHER DATA
Fiduciary assets at period-end (d) (e)	$ 502,390	$ 491,517	$ 486,173	$ 502,390	$ 486,173
Retail brokerage assets at period-end (d) (e)	$ 278,089	$ 269,066	$ 247,258	$ 278,089	$ 247,258
Number full-time equivalent employees (f)	309	302	310	309	310
Number of full service offices	25	25	25	25	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	33	33	34	33	34

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
 (c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.

(d) - Market value.
(e) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(f) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended September 30, 2016 and 2015
	(in thousands, except yields/rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2016	2015	2016	2015	2016	2015
Loans:
Commercial	$ 200,448	$ 164,551	$ 2,022	$ 1,801	4.01%	4.34%
Real estate	862,740	814,500	9,939	9,557	4.61	4.69
Consumer	5,179	6,034	136	150	10.45	9.86
Total loans	1,068,367	985,085	12,097	11,508	4.52	4.67

Securities:
Federal agencies & GSEs	99,375	103,303	428	431	1.72	1.67
Mortgage-backed & CMOs	81,945	57,100	411	282	2.01	1.98
State and municipal	158,010	180,799	1,370	1,650	3.47	3.65
Other	15,450	16,225	132	140	3.42	3.45
Total securities	354,780	357,427	2,341	2,503	2.64	2.80

Federal funds sold	—	76	—	1	—	5.22
Deposits in other banks	54,061	37,988	78	25	0.57	0.26

Total interest-earning assets	1,477,208	1,380,576	14,516	14,037	3.93	4.06

Non-earning assets	128,179	130,888

Total assets	$1,605,387	$1,511,464

Deposits:
Demand	$ 200,469	$ 221,700	10	20	0.02	0.04
Money market	253,269	191,689	118	63	0.19	0.13
Savings	117,737	109,919	9	13	0.03	0.05
Time	401,956	400,532	1,154	1,109	1.14	1.10
Total deposits	973,431	923,840	1,291	1,205	0.53	0.52

Customer repurchase agreements	50,013	45,444	1	2	0.01	0.02
Other short-term borrowings	1,521	57	3	—	0.79	0.35
Long-term borrowings	37,655	37,531	304	274	3.23	2.92
Total interest-bearing
liabilities	1,062,620	1,006,872	1,599	1,481	0.60	0.58

Noninterest bearing demand deposits	328,443	299,488
Other liabilities	10,873	9,444
Shareholders' equity	203,451	195,660
Total liabilities and
shareholders' equity	$1,605,387	$1,511,464

Interest rate spread					3.33%	3.48%
Net interest margin					3.50%	3.64%

Net interest income (taxable equivalent basis)			12,917	12,556
Less: Taxable equivalent adjustment			453	495
Net interest income			$12,464	$12,061

	Net Interest Income Analysis
	For the Nine Months Ended September 30, 2016 and 2015
	(in thousands, except yields/rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2016	2015	2016	2015	2016	2015
Loans:
Commercial	$ 196,256	$ 153,234	$ 5,852	$ 5,387	3.98%	4.70%
Real estate	844,276	807,875	29,620	29,117	4.68	4.81
Consumer	5,283	10,940	507	595	12.82	7.27
Total loans	1,045,815	972,049	35,979	35,099	4.59	4.82

Securities:
Federal agencies & GSEs	95,967	88,427	1,252	1,000	1.74	1.51
Mortgage-backed & CMOs	79,746	61,434	1,235	994	2.06	2.16
State and municipal	162,885	185,587	4,336	5,133	3.55	3.69
Other	15,689	15,383	410	388	3.48	3.36
Total securities	354,287	350,831	7,233	7,515	2.72	2.86

Federal funds sold	—	6,992	—	6	—	0.11
Deposits in other banks	55,454	56,842	203	123	0.49	0.29

Total interest-earning assets	1,455,556	1,386,714	43,415	42,743	3.98	4.11

Non-earning assets	127,450	133,521

Total assets	$1,583,006	$1,520,235

Deposits:
Demand	$ 220,419	$ 223,858	90	60	0.05	0.04
Money market	226,780	196,693	284	195	0.17	0.13
Savings	117,599	109,008	37	39	0.04	0.05
Time	400,593	406,334	3,491	3,289	1.16	1.08
Total deposits	965,391	935,893	3,902	3,583	0.54	0.51

Customer repurchase agreements	47,353	49,985	3	7	0.01	0.02
Other short-term borrowings	512	19	3	—	0.78	0.35
Long-term borrowings	37,624	37,500	887	807	3.14	2.87
Total interest-bearing
liabilities	1,050,880	1,023,397	4,795	4,397	0.61	0.57

Noninterest bearing demand deposits	320,643	291,112
Other liabilities	9,923	9,591
Shareholders' equity	201,560	196,135
Total liabilities and
shareholders' equity	$1,583,006	$1,520,235

Interest rate spread					3.37%	3.54%
Net interest margin					3.54%	3.69%

Net interest income (taxable equivalent basis)			38,620	38,346
Less: Taxable equivalent adjustment			1,412	1,525
Net interest income			$37,208	$36,821